                                                                     EXHIBIT 4.1


CERTIFICATE
- -----------

No.
   --------


For_________Shares
   Issued to

__________________
__________________

Dated September 1996
FROM WHOM TRANSFERRED

_____________________

Dated____________19__

NO. ORIGINAL               NO. ORIGINAL             NO OF SHARES
CERTIFICATE                   SHARES                 TRANSFERRED




- -----------------------------------------------------------------

RECEIVED CERTIFICATE NO.___________

FOR ______________ SHARES

THIS _____________ DAY OF ___________ 19____

____________________________________________

____________________________________________


INCORPORATED UNDER THE LAWS OF


                                      DELAWARE

NUMBER                                                                 SHARES



                          HALTER MARINE GROUP, INC.



THIS CERTIFIES THAT _______________________________ is the registered holder of _______________________________ Shares of the Common Stock, Par Value $0.01 Per
Share, of Halter Marine Group, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______________ day of __________________ A.D. 1996.

______________________________________     ___________________________________
         PRESIDENT                                       SECRETARY

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   THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF OR PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRAION UNDER THE ACT AND ANY SUCH LAWS IS AVAILABLE.

   THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN HALTER MARINE GROUP, INC. (THE "COMPANY") AND THE BANK OF NEW YORK (THE "RIGHTS AGENT") DATED AS OF SEPTEMBER , 1996 AS IT MAY FROM TIME TO TIME BE SUPPLEMENTED OR AMENDED (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                                 CERTIFICATE

                                     FOR


                                --------------
                                    SHARES




                                      OF

                          Halter Marine Group, Inc.
                           Common Stock, Par Value
                               $0.01 Per Share




                                  ISSUED TO



                       -------------------------------
                                    DATED


                       -------------------------------




   FOR VALUE RECEIVED, ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
_______________________________________________________________________________
___________________________________________ SHARES REPRESENTED BY THE WITHIN
CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED ______________  19 ___

           In presence of



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*                                                                         *
*  NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE     *
*  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY             *
*  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.  *
*                                                                         *
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